SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:              February 26, 1998
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-1)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-1
                 -----------------------------------------------

                                February 26, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES 1
                        --------------------------------

        On February 26, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before February 1, 1998) as of February 1, 1998 of $207,670,264.33. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $10,383,513.22. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

        The total number of Mortgage Loans as of February 1, 1998 was 634. The weighted average Note Rate of the Mortgage Loans as of February 1, 1998 was 7.539%. The weighted average remaining term to stated maturity of the Mortgage Loans as of February 1, 1998 was 357.13 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to September 1, 1996 or after February 1, 1998.

        None of the Mortgage Loans has a scheduled maturity later than February 1, 2028. Each Mortgage Loan has an original principal balance of not less than $44,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $20,310,041 as of February 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of February 1, 1998 was 73.2%. No more than $2,420,806 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 96%2 of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage,

--------

(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated February 24, 1998 and the Prospectus, dated February 24, 1998, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-1.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.


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

Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1%2 of the Mortgage Loans are secured by investment properties.

        At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 53% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

        All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

        Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates (NNRs) less than 6.750%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $5,071,030.93 and $202,599,233.40, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.805% and 7.558%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.62 months and 357.09 months, respectively.

        The Special Hazard Loss Amount as of February 1, 1998 was $2,420,806.23.

        The Fraud Loss Amount as of February 1, 1998 was $2,076,702.64.

        The Bankruptcy Loss Amount as of February 1, 1998 was $100,000.00.

        The aggregate Initial Stated Amount of the Class A CitiCertificates as of February 1, 1998 was $197,805,925.88.

        The aggregate Initial Stated Amount of the Class M CitiCertificates as of February 1, 1998 was $5,191,000.00.

        The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of February 1, 1998 was $1,765,000.00.

        The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of February 1, 1998 was

--------

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.


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

$1,143,000.00.

        The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of February 1, 1998 was $726,000.00.

        The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of February 1, 1998 was $416,000.00.

        The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of February 1, 1998 was $623,338.45.

        The Subordinated CitiCertificate Percentage is 4.750000430647%*

        The Class M Subordination Percentage is 2.250364762176%.*

        The Class B-1 Subordination Percentage is 1.400459742941%.*

        The Class B-2 Subordination Percentage is 0.850067993940%.*

        The Class B-3 Subordination Percentage is 0.500475334470%.*

        The Class B-4 Subordination Percentage is 0.300157777528%.*


-----------------

* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.


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

        The following tables set forth information regarding the Mortgage Loans as of February 1, 1998.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                             Number of            Aggregate Principal
Year Originated              Loans               Balances Outstanding
---------------              --------       --------------------------

1996                               2              $            201,392
1997                             599                       196,785,198
1998                              33                        10,683,674
                                -----            ---------------------
Total                            634                $      207,670,264
                                 ===                     =============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

               Type of                  Number of          Aggregate Principal
               Dwelling Unit             Loans             Balances Outstanding
               ---------------          -------       -------------------------
         Detached houses                  564              $       185,272,774
         Multi-family dwellings*           10                        4,266,659
         Townhouses                        15                        4,670,096
         Condominium units (one            21                        6,864,603
           to four stories high)
         Condominium units (over            6                        1,792,345
           four stories high)
         Cooperative units                 18                        4,803,787
                                           ----          ----------------------
         Total                             634             $       207,670,264
                                           ===                   =============

*Multi-family dwellings are 2-family, 3-family and 4-family.


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


             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                Number of         Aggregate Principal
Dwelling Unit          Loans             Balances Outstanding
---------------        ---------     -------------------------
1-family                   624            $        203,403,605
2-family                     6                       2,894,213
3-family                     3                         902,370
4-family                     1                         470,076
                         -----       -------------------------
Total                      634            $        207,670,264
                           ===                  ==============


                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal                    Number of           Aggregate Principal
Balance by Loan Size                     Loans              Balances Outstanding
--------------------                     -----              --------------------
$149,999 and under                         7                  $          539,962
$150,000 through $199,999                  1                             190,471
$200,000 through $249,999                113                          26,996,683
$250,000 through $299,999                220                          60,523,158
$300,000 through $349,999                119                          38,740,550
$350,000 through $399,999                 67                          25,186,222
$400,000 through $449,999                 35                          14,836,241
$450,000 through $499,999                 17                           8,140,731
$500,000 through $549,999                 23                          12,078,701
$550,000 through $599,999                 16                           9,319,626
$600,000 through $649,999                  8                           4,980,664
$650,000 through $699,999                  4                           2,753,741
$700,000 through $749,999                  1                             719,466
$750,000 through $799,999                  0                                   0
$800,000 through $849,999                  1                             813,875
$850,000 through $899,999                  1                             850,953
$900,000 through $949,999                  0                                   0
$950,000 through $999,999                  1                             999,220
$1,000,000 and over                        0                                   0
--------------------                     -----              --------------------
Total                                    634                   $     207,670,264
                                        ====                       =============



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

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan                     Number of                Aggregate Principal
Note Rate                         Loans                   Balances Outstanding
---------------------             ---------             ------------------------

6.50%                                   1                    $           397,108
6.51%  - 7.00%                         35                             12,186,733
7.01%  - 7.50%                        296                             97,943,459
7.51% -  8.00%                        282                             91,285,902
8.01%  - 8.50%                         18                              5,450,554
8.51%  - 8.75%                          2                                406,508
                                   ------                    -------------------
Total                                 634                     $      207,670,264
                                     ====                            ===========


                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                                  Number of                  Aggregate Principal
Loan-to-Value Ratio               Loans                     Balances Outstanding
-------------------------         --------             -------------------------

65.00% and Below                     117                      $       42,389,352
65.01% - 75.00%                      162                              54,339,808
75.01% - 80.00%                      279                              90,631,063
80.01% - 85.00%                       15                               4,248,880
85.01% - 90.00%                       51                              13,477,163
90.01% - 95.00%                       10                               2,583,998
                                 -------                  ----------------------
Total                                634                      $      207,670,264
                                    ====                            ============

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


            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
                   --------------------------------------------------------

                          Number of                  Aggregate Principal
State                     Loans                    Balances Outstanding
-----                     ---------           ---------------------------

Alabama                          1                     $        299,777
Arizona                          4                            1,161,315
Arkansas                         4                            1,157,326
California                     232                           79,487,234
Colorado                        15                            4,829,417
Connecticut                     29                            9,135,545
District of Columbia             6                            2,237,118
Florida                         11                            3,744,065
Georgia                         20                            6,476,689
Illinois                        21                            7,590,358
Indiana                          1                              303,280
Kansas                           4                            1,273,930
Maryland                        31                            9,779,179
Massachusetts                    8                            2,959,491
Michigan                         2                              675,393
Minnesota                        2                              625,108
Mississippi                      3                            1,053,724
Missouri                         2                              307,071
Nevada                           2                              555,381
New Hampshire                    1                              231,819
New Jersey                      22                            6,485,239
New Mexico                       5                            1,745,867
New York                        84                           26,773,804
North Carolina                  39                           12,375,195
Ohio                             2                              653,851
Pennsylvania                    14                            4,112,922
Rhode Island                     1                              648,958
South Carolina                  13                            3,855,819
Tennessee                        3                            1,197,835
Texas                           12                            3,567,296
Utah                             1                              269,800
Virginia                        34                           10,691,293
Washington                       5                            1,409,165
                                -----             ---------------------
  Total                        634                 $        207,670,264
                               ===                 ====================


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITICORP MORTGAGE SECURITIES, INC.
(Registrant)

By: /s/ John H. Outland
    John H. Outland
    Senior Vice President


Dated: March 2, 1998


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